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                                                                  EXHIBIT 10.128


     SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT, dated as of February 22, 2000 ("Amendment"), to that certain Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1999, by and among National Financial Auto Funding Trust (the "Borrower" or "NFAFT"), National Auto Finance Company, Inc. ("NAFI") and First Union National Bank ("FUNB" or the "Lender") (as amended from time to time, the "Revolving Credit Agreement" or the "Agreement").

                              W I T N E S S E T H:

      WHEREAS, the parties have previously entered into the Revolving Credit Agreement pursuant to which FUNB agreed to make a revolving loan (the "Loan") to the Borrower, secured by certain residual cash flows from the Original Underlying Trusts (as defined in the Revolving Credit Agreement) and other Collateral (as defined in the Revolving Credit Agreement) in the initial maximum principal amount of eight million dollars ($8,000,000.00);

      WHEREAS, the parties wish to confirm the timing of the Conversion Date as well as the Conversion Date Borrowing Base Ratio; and

      WHEREAS, the Lender and the Borrower now wish to amend the Revolving Credit Agreement to confirm the foregoing and implement other changes;

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

      SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment terms used in this Amendment shall have the meanings assigned to them in the Revolving Credit Agreement.

      SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment by all parties hereto, the Agreement shall be amended as follows:

(a) the definition of the "Conversion Date Borrowing Base Ratio" shall be replaced in its entirety with the following:

"CONVERSION DATE BORROWING BASE RATIO" means seventy-five and five hundred sixty-one thousandths percent (75.561%).

(b) the definition of the "Swap Counterparty" shall be replaced in its entirety with the following:

"SWAP COUNTERPARTY" means the party entering into the Swap Agreement with the Borrower, provided that the Lender shall have given its prior written consent to any such party and such consent shall not be unreasonably withheld.



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(c) a new sentence shall be added to the definition of "Term Loan Monthly
Principal" which shall read:

"An example of the calculation of the post-Early Amortization Event calculation of Term Loan Monthly Principal is set forth on Exhibit H hereto."

(d) a new Exhibit H "Example of Calculation of Term Loan Monthly Principal" shall be added to the Agreement which shall be in the form of Schedule 1 to this Amendment.

(e) Section 3.2(c) shall be replaced in its entirety with the following:

      (c) Borrower may arrange for and enter into the Swap Agreement with the Swap Counterparty; provided, that no Swap Agreement shall be entered into by the Borrower before the Final Insurance Termination Date without the consent of FSA, which consent shall not be unreasonably withheld so long as FSA is satisfied that the Swap Agreement does not impair the special-purpose or bankruptcy-remote characteristics of the Borrower, cannot under any reasonably foreseeable circumstances cause the Borrower to be not Solvent, and cannot materially impair the rights and remedies of FSA or any securityholder that has the benefit of any FSA financial guaranty insurance policy or any fiduciary or agent of either of them under the Underlying Transaction Documents. Borrower shall deliver the related payment schedule at the times FSA may so indicate in its consent. If FSA consents as set forth above, Borrower shall deliver a copy of the executed Swap Agreement as soon as practicable, but in no event later than two days after such Swap Agreement has been executed.

(f) a new Section 7.20 shall be added which shall read as follows:

      7.20 CONVERSION DATE. The Conversion Date occurred on January 18, 2000 by reason of the occurrence of an Early Amortization Event.

(g) a new Section 7.21 shall be added which shall read as follows:

      7.21 NO DURESS. Each of Borrower and NAFI has reviewed this Agreement, the First Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of September 23, 1999 (the "First Amendment") and the Second Amendment to the Revolving Credit, Term Loan and Security Agreement, dated as of February 18, 2000 (the "Second Amendment") with its counsel and understands all of the terms and conditions of the agreements contained herein and therein and agrees to execute and deliver this Agreement, the First Amendment and the Second Amendment as its own free act and deed and without duress.

      SECTION 3. Representations and Warranties; Agreements.

            (a) Borrower hereby confirms that each of its representations and warranties set forth in Section 7 of the Agreement, as amended hereby, are true and correct as of the date first

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written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

            (b) NAFI hereby confirms that each of its representations and warranties set forth in Section 7 of the Agreement, as amended hereby, are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

            (c) The parties hereto agree that the aggregate amount payable as
Term Loan Monthly Principal on February 21, 2000 shall be $   , which includes
$183,658 which was payable on January 21, 2000 and deferred therefrom prior to the letter by FUNB dated January [27], 2000. The amounts payable on February 21, 2000 and subsequently shall be calculated pursuant to the Agreement, as amended herein.

      SECTION 4. Conditions Precedent. The Borrower represents and warrants that all conditions precedent to the effectiveness of this Amendment have been met. In addition, it shall be a condition precedent to the effectiveness of this Amendment that the Borrower shall have delivered to the Lender an opinion of Morrison & Foerster LLP to the effect that this Amendment is duly authorized, executed and delivered by the Borrower and NAFI and is the legal, valid, and binding obligation of the Borrower and NAFI, enforceable against the Borrower and NAFI in accordance with its terms.

      SECTION 5. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Revolving Credit Agreement, as amended by the First Amendment, shall remain in full force and effect.

      SECTION 6. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                    NATIONAL FINANCIAL AUTO FUNDING TRUST,
                                    as Borrower

                                    By: CHASE MANHATTAN BANK DELAWARE
                                        not in its individual capacity but
                                        solely as Owner Trustee for National
                                        Financial Auto Funding Trust

                                    By:  /s/ DENIS KELLY
                                        ----------------------------------------
                                    Name:    Denis Kelly
                                          --------------------------------------
                                    Title:   Assistant Vice President
                                          --------------------------------------


                                    NATIONAL AUTO FINANCE COMPANY, INC.

                                    By:  /s/ STEPHEN R. VETH
                                        ----------------------------------------
                                    Name:    Stephen R. Veth
                                          --------------------------------------
                                    Title:   Vice President, Secretary and
                                             General Counsel
                                           -------------------------------------


                                    FIRST UNION NATIONAL BANK,
                                    as Lender

                                    By:  /s/ TERENCE P. BEGLEY
                                        ----------------------------------------
                                    Name:    Terence P. Begley
                                          --------------------------------------
                                    Title:   Senior Vice President
                                           -------------------------------------




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                               SCHEDULE 1

                        See Exhibit H attached hereto.

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